UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
[X]	Definitive Information Statement

PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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	1)	Title of each class of securities to which transaction applies:

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was determined) :

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	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

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identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRINCIPAL FUNDS, INC. – GLOBAL DIVERSIFIED INCOME FUND

INFORMATION STATEMENT

December 1, 2009

This Information Statement is provided in connection with the addition of new sub-advisors to the Principal
Funds, Inc. (“PFI”)-Global Diversified Income Fund (“the “Fund”). Guggenheim Investment Management, LLC
(“Guggenheim”) and Tortoise Capital Advisors, L.L.C. (“Tortoise”) (the “Sub-Advisors”) entered into Sub-
advisory Agreements with Principal Management Corporation (the “Advisor” or “PMC”), the investment advisor to PFI, on September 16, 2009, and September 23, 2009, respectively, and began providing investment advisory services to the Fund on those same dates.

Under an order from the Securities and Exchange Commission (“SEC”), PFI and the Advisor may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors, change sub-advisors and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.

The address of the Fund’s Advisor and transfer agent (Principal Shareholder Services, Inc.) is 711 High Street,
Des Moines, Iowa 50392. The address of the Fund’s principal underwriter (Principal Funds Distributor, Inc.) is
1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

The Fund will furnish, without charge, a copy of the annual report and the most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal
Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

On September 14, 2009, the Board of Directors of PFI unanimously approved the addition of Guggenheim and
Tortoise as sub-advisors to the Fund along with the current sub-advisors, Principal Global Investors, LLC
(“PGI”), Principal Real Estate Investors, LLC (Principal-REI”), and Spectrum Asset Management, Inc
(“Spectrum”). Guggenheim replaced PGI as the Fund's sub-advisor for the “high yield” sleeve of the Fund. PMC and PGI mutually agreed that PGI’s high yield strategy was not the best fit for the Fund going forward and PGI chose to resign from managing this portion of the Fund. PMC believes Guggenheim’s strategy will better complement the Fund and decided to recommend Guggenheim to the Board. PMC recommended Tortoise to the Board as the Fund's sub-advisor for a new “master limited partnership” sleeve of the Fund. The decision to add a “master limited partnership” sleeve was primarily based on an attempt to enhance the yield profile of the
Fund and to provide additional diversification.

NEW SUB-ADVISORY AGREEMENTS

The terms of the new Sub-Advisory Agreements are the same in all material respects as the current sub-
advisory agreements with PGI, Principal-REI and Spectrum, other than the fees to be paid. The following is a brief summary of the material terms of the Agreements. This summary is qualified in its entirety by reference to the text of the Sub-Advisory Agreements attached.

Like the current sub-advisory agreements with PGI, Principal-REI and Spectrum, each new Sub-Advisory
Agreement provides that Guggenheim or Tortoise will, among other things,

(1) provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;

(2) arrange for the purchase and sale of the Fund’s portfolio securities;

(3) provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4) advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the
Fund; and

(5) provide periodic reports regarding the investment service provided to the Fund.

Under each Sub-Advisory agreement, PMC pays Guggenheim or Tortoise a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets each manages. The schedules for the fees PMC pays PGI, Principal-REI, Spectrum, Guggenheim and Tortoise are
listed below.

Current Fee Schedule

PGI – (Global Value Equity Portion)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
First $500 million	0.34%
Next $500 million	0.27%
Over $1 billion	0.20%

PGI – (Emerging Market Debt Portion)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
All Assets	0.50%

Principal-REI – (Global Real Estate Portion)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
First $1 billion	0.54%
Next $500 million	0.48%
Over $1.5 billion	0.44%

Spectrum – (Preferred Securities Portion)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
First $100 million	0.3427%
Next $150 million	0.2937%
Over $250 million	0.1958%

Guggenheim – (High Yield Portion)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
All Assets	0.30%

Tortoise – (Master Limited Partnership Portion)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
First $25 million	1.00%
Next $25 million	0.85%
Next $25 million	0.75%
Assets of $75 million or more*	0.75%

* During any period when the Fund’s Average Daily Net Assets equal or exceed $75 million, Tortoise’s fee as a percentage of average daily net assets shall be 0.75% on all assets.

Previous Fee Schedule (for PGI High Yield Sleeve)

PGI – (High Yield Portion)

Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
All Assets	0.30%

NEW SUB-ADVISORS

Guggenheim
Guggenheim Investment Management, LLC ("Guggenheim") was founded in 2001. Guggenheim is located at
135 East 57th Street, New York, NY 10022.

Ownership of Guggenheim is set forth in the table below:

Principal Place of
Owner Name	Business	Ownership %
Guggenheim Investment Management Holdings, LLC (“GIMH”)	135 East 57th Street	100% of GIM
New York, NY 10022

GPFT Holdco, LLC (“GPFT”)	227 West Monroe	87% of GIMH
	Chicago, IL 60606	(87% indirect interest in GIM)

GP Holdco, LLC (“GP Holdco”)	227 West Monroe	100% of GPFT
	Chicago, IL 60606	(87% indirect interest in GIM)

Guggenheim Partners, LLC (“GP”)	227 West Monroe	100% of GP Holdco
	Chicago, IL 60606	(87% indirect interest in GIM)

Guggenheim Capital, LLC (“GC”)	227 West Monroe	100% of GP
	Chicago, IL 60606	(87% indirect interest in GIM)

SAGE Assets, Inc.	5949 Sherry Lane, Suite	21% of GC
	1900, Dallas, TX 75225	(18% indirect interest in GIM)

GC Partners Holdings, LLC	227 West Monroe	14% of GC
	Chicago, IL 60606	(12% indirect interest in GIM)

Management of Guggenheim. Set forth below are the names and principal occupations of the principal executive officers of Guggenheim. The address for all listed officers is 135 East 57th Street, New York, NY
10022.
Name	Position with Guggenheim
Todd Boehly	Managing Partner
Kenneth Nick	Chief Compliance Officer

Similar Investment Companies Advised by Guggenheim. Guggenheim currently acts as investment adviser to the following registered investment companies having similar investment objectives and policies as those of the Fund:
Account	Size*	Fee**
SEI Institutional Managed Trust	$29.1 mm	30 bps
SEI Institutional Investments Trust	$219.1 mm	30 bps
SEI Global Master Fund PLC	$201.8 mm	30 bps
SEI Canada Investments Company	$24.6 mm	30 bps
CNI Charter High Yield Bond Fund	$36.5 mm	50/40/35 bps***

* Stats based on market value as of 09/30/2009
**	The investment advisor has not waived, reduced, or otherwise agreed to reduce compensation under any of these contacts.
***	50 bps on first $35 mm, 40 bps on next $35 mm, 35 bps on amounts over $70 mm.

Fees Paid to Guggenheim. The Advisor paid no fees to Guggenheim for the fiscal year ending October 31,
2009 with respect to the Fund.

Tortoise

Tortoise Capital Advisors, L.L.C. ("Tortoise") is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Tortoise specializes in managing portfolios of investments in MLPs and other energy companies. Tortoise was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments.

Ownership of Tortoise is set forth below:

	Principal Place of Business
Owner Name			Ownership %
Tortoise Holdings, LLC	4200 West 115th Street,		Sole member of the investment
	Suite 100,		adviser
	Leawood, KS	66211
Mariner Holdings, LLC	4200 West 115th Street,		65% of Tortoise Holdings, LLC
	Suite 100,
	Leawood, KS	66211
Managers and four senior employees of the investment adviser	11550 Ash Street, Suite 300		35% of Tortoise Holdings, LLC
	Leawood, KS	66211
Bicknell Family Holding Co. LLC	4200 West 115th Street,		75+% of Mariner Holdings, LLC
	Suite 100,
	Leawood, KS	66211
Bicknell Family Management Company, LLC	4200 West 115th Street,		75+% voting control of Bicknell
	Suite 100,		Family Holding Co. LLC
	Leawood, KS	66211
Bicknell Family Management Co. Trust	4200 West 115th Street,		75+% voting control of Bicknell
	Suite 100,		Family Management Company,
	Leawood, KS	66211	LLC

Management of Tortoise. Set forth below are the names and principal occupations of the principal executive officers of Tortoise. The address for all listed officers is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Name H. Kevin Birzer Zachary A. Hamel Kenneth P. Malvey Terry Matlack David J. Schulte

Position with Guggenheim

Manager, Member of Management Committee

Manager, Member of Management Committee

Manager, Member of Management Committee

Manager, Member of Management Committee

Manager, Member of Management Committee

Similar Investment Companies Advised by Tortoise. Tortoise currently acts as investment adviser to the following registered investment companies having similar investment objectives and policies as those of the Fund:

	Total
Fund	Assets (1)	Fee(2)	Fee Waiver/Expense Reimbursement
Tortoise Energy Infrastructure	$965.2 million	0.95%	N/A
Corporation

Tortoise Energy Capital Corporation	$537.9 million	0.95%	N/A

Tortoise North American Energy	$142.0 million (3)	1.00%	0.10% through 12/31/2010; 0.05% 1/1/2011
Corporation			through 12/31/2011

Tortoise Power and Energy	$170.3 million	0.95%	0.15% through 1/31/2010; 0.10% 8/1/2010
Infrastructure Fund, Inc.			through 7/31/2011; 0.05% 8/1/2011 through
			7/31/2012

Tortoise Total Return Fund, LLC	$ 24.8 million	1.30%	0.30% through 12/31/2009

Tortoise Capital Resources	$ 85.8 million (5)	1.50% (base fee)(6)	Through Dec. 31, 2009, the Adviser has
Corporation (TTO) (4)			contractually agreed to reimburse TTO for certain
			expenses in an amount equal to an annual rate of
			0.25% of average monthly Managed Assets

(1)	As of October 31, 2009; except with respect to TTO, which is as of August 31, 2009.

(2)	Annual rate; Percent of fund’s a average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”).

(3)	Reflects a deferred tax asset of $4.7 million.

(4) TTO is not registered under the Investment Company Act of 1940 (the “1940 Act”), but has elected to be regulated as a business development company under the 1940 Act.

(5) Reflects a deferred tax asset of $5.1 million.

(6) There is also an incentive fee which consists of two parts. The first part, the investment income fee, is equal to 15 percent of the excess, if any, of TTO’s Net Investment Income for the fiscal quarter over a quarterly hurdle rate equal to 2 percent (8 percent annualized), and multiplied, in either case, by TTO’s average monthly Net Assets for the quarter. “Net Assets” means the Managed Assets less deferred taxes, debt entered into for the purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares. “Net Investment Income” means interest income (including accrued interest that we have not yet received in cash), dividend and distribution income from equity investments (but excluding that portion of cash distributions that are treated as a return of capital), and any other income (including any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that TTO is entitled to receive from portfolio companies) accrued during the fiscal quarter, minus TTO’s operating expenses for such quarter (including the base management fee, expense reimbursements payable pursuant to the Investment Advisory Agreement, any interest expense, any accrued income taxes related to net investment income, and distributions paid on issued and outstanding preferred stock, if any, but excluding the incentive fee payable). Net Investment Income also includes, in the case of investments with a deferred interest or income feature (such as original issue discount, debt or equity instruments with a payment-in-kind feature, and zero coupon securities), accrued income that TTO has not yet received in cash. Net Investment Income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. The second part of the incentive fee payable to the Adviser, the capital gain incentive fee, is equal to: (A) 15 percent of (i) TTO’s net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from inception to the end of each fiscal year, less (ii) any unrealized capital depreciation at the end of such fiscal year, less (B) the aggregate amount of all capital gain fees paid to the Adviser in prior fiscal years.

Fees Paid to Tortoise. The Advisor paid no fees to Tortoise for the fiscal year ending October 31, 2009 with respect to the Fund.

BOARD EVALUATION OF NEW SUBADVISORY AGREEMENTS

At its June 8, 2009 meeting, the Board considered whether to approve two new sub-advisory agreements, one with Guggenheim related to the high yield sleeve of the Fund and the other with Tortoise related to the master limited partnership sleeve of the Fund.

The Board considered the nature, quality and extent of services expected to be provided under each sub-
advisory agreement. The Board considered the reputation, qualifications and background of each sub-advisor, investment approach of each sub-advisor, the experience and skills of each sub-advisor’s investment personnel who would be responsible for the day-to-day management of the series, and the resources made available to such personnel. In addition, the Board considered PMC’s program for identifying, recommending, monitoring and replacing sub-advisors for the Fund and that the due-diligence program recommended each sub-advisor for the Fund.

The Board reviewed historical composite performance of each sub-advisor as compared to its Morningstar peer group and relevant benchmark index as well as their expected performance. The Board concluded, based on this information, that investment performance was expected to be satisfactory.

With respect to the subadvisory fees proposed to be paid to the sub-advisors, the Board considered that the subadvisory fee rate was negotiated at arm’s length between PMC and each sub-advisor. The Board also compared the proposed fee schedule to that of the existing sub-advisors for each Fund. The Board noted that each sub-advisor represented that the proposed subadvisory fee for the Fund was not higher than fees charged to its other sub-advisory clients with the same mandate. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Funds under the sub-advisory agreements.
The Board noted the breakpoints included in the fee schedule for Tortoise and concluded that the fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board noted
that the fee schedule for Guggenheim does not include breakpoints but concluded that the fee schedule is appropriate at current asset levels. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

The Board determined that it need not review estimated levels of profits to each sub-advisor because, as the
Board noted, PMC will compensate each sub-advisor from its own management fees and PMC had negotiated each subadvisory agreement with each sub-advisor at arms length. The Board also considered the character and amount of other incidental benefits to be received by the sub-advisors. The Board also noted PMC’s representation that neither Guggenheim nor Tortoise intends to use soft dollars.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the subadvisory agreements were in the best interests of the Fund.

FUND OWNERSHIP

As of the close of business November 5, 2009, the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of November 5, 2009, by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

	Share
Name and Address	Class	Ownership
PERSHING LLC	A	20.24%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

LPL FINANCIAL	A	5.40%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046,
SAN DIEGO CA 92150-9046

NFS LLC FEBO	A	5.47%
EMILIANO GARCIA TTEE
THE EMILIANO GARCIA REV TRUST U/A 7/30/03
3362 MORELYN CREST CIRCLE
ORLANDO FL 32828-7750

PERSHING LLC	C	14.26%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

WELLS FARGO INVESTMENTS LLC	C	16.31%
A/C 8838-2999
625 MARQUETTE AVE S 13TH FLOOR
MINNEAPOLIS MN 55402-2323

LIFETIME 2010 FUND	Institutional	50.72%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME STRATEGIC INCOME FUND	Institutional	45.49%
ATTN MUTUAL FUND ACCOUNTING – H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL FUNDS, INC.
SUB-ADVISORY AGREEMENT
GUGGENHEIM INVESTMENT MANAGEMENT, LLC SUB-ADVISED FUNDS

AGREEMENT executed as of September 16, 2009, by and between PRINCIPAL MANAGEMENT CORPORATION, an
Iowa corporation (hereinafter called "the Manager"), and GUGGENHEIM INVESTMENT MANAGEMENT, LLC, a
Delaware limited liability company (hereinafter called “the Sub-Advisor).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Fund of the Principal Funds, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended
(the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each series identified in Appendix A (
hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange
Commission;

(c)	The Fund's Articles of Incorporation and By-laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for
the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Advisor

The Sub-Advisor will:

(a) Provide investment advisory services, including but not limited to research, advice and supervision for the
Series.

(b) Furnish or present to the Board of Directors of the Fund for approval (or any appropriate committee of such
Board), and revise from time to time as economic conditions require, a recommended investment program for the Fund consistent with the Series’ investment objective and policies.

(c) In accordance with the approved investment program, identify securities to purchase, select securities to sell, and execute documentation for the purchase and sale of securities, and implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with

Guggenheim 1

the Manager and without regard to (i) the length of time the securities have been held, (ii) the resulting rate of portfolio turnover or (iii) any tax considerations, subject always to the provisions of the Fund's Articles of
Incorporation and Bylaws, the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)	Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the
Series.

(e)	Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Series, its compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 12(d) of this Agreement. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services it provides to the Series.

(f)	Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(g)	Upon request, provide assistance in the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

(h)	Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel employed by the Sub-Advisor required for it to execute its duties hereunder, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement.

(i)	Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-
dealers to effect all transactions for the Series, place all necessary orders with broker-dealers or issuers
(including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in accordance with its allocation policies and consistent with its fiduciary obligations to the Fund and to other clients. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which the Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

Guggenheim 2

	(j)	Maintain all accounts, books and records with respect to the Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisor’s Act of 1940
(the “Investment Advisor’s Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule
31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager.

	(k)	Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics. Sub-Advisor shall promptly forward to the
Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics.

	(l)	From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of the Series.

	(m)	Provide such information as is reasonably requested by the Fund or Manager and required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act,
the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Manager acknowledges receipt of Sub-Advisor’s Form ADV more than 48 hours prior to the execution of this Agreement.

	(n)	Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the
Series’ compliance with Subchapter M of the Code and Section 817(h) of the Code. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements noted above, the
Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action to bring the
Series back into compliance (to the extent possible) within the time permitted under the Code.

	(o)	Have the responsibility and authority to vote proxies solicited by, or with respect to, the issuers of securities held in the Series. The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Advisor in its efforts to conduct the proxy voting process.

	(p)	Have the authority to exercise, on behalf of the Fund and/or Series, rights and remedies associated with securities held by the Series, including right to petition to place an obligor or issuer in bankruptcy proceedings, voting to accelerate the maturity of an asset, waiving any default or amending any credit documentation.

	(q)	Have the authority to execute trade confirmations, trade tickets, purchase orders, assignment agreements, engagement letters, amendments, forbearance agreements and all other documents related to the purchase, sale, amendment or restructuring of assets of the Series, and shall have the authority to direct the Custodian (defined below) to perform any and all actions necessary in order to consummate or effectuate any such purchase, sale or other action.

3.	Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life
Insurance Company regarding transactions for the Fund in securities or other assets.

4.	Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in Appendix A to this Agreement.

Guggenheim 3

5.	Liability of Sub-Advisor

Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the
Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's duties under this Agreement or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the
Sub-Advisor), or affiliates.

6.	Indemnification

The Manager agrees to indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses), (“Losses”)
howsoever arising, from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder. The Sub-Advisor shall, after receipt of notice of any claim or commencement of any action, promptly notify the Manager in writing of the claim or commencement of such action; provided any failure to so notify the Manager shall not affect the rights and obligations of the parties hereunder. The Manager shall not be liable for any settlement of any claim or action effected without its written consent. Nothing contained herein shall require the Manager to indemnify the Sub-Advisor for Losses resulting from the Sub-Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. In addition, while the Sub-Adviser, in accordance with section
2(h), shall bear its own expenses incurred in the performance of its duties hereunder, it shall not be responsible for any costs or expenses of the Manager or the Fund, including without limitation the fees or expenses of attorneys or other professionals engaged on behalf of the Manager or the Fund in connection with the bankruptcy of, or general negotiations surrounding the restructuring of, Securities or other assets of the Series, irrespective of whether such engagement was entered into by the Manager or the Fund, or the Sub-Advisor with written permission from the Manager, on behalf of the Fund.

7.	Supplemental Arrangements

The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

8.	Regulation

The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

9.	Duration and Termination of This Agreement

This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of
Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the
Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or Sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with
Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the
Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment.

Guggenheim 4

In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act
(particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.
Notwithstanding anything herein to the contrary, the provisions of Sections 5 and 6 shall survive the termination of this Agreement.

10. Custody

(a) The cash and assets of the Fund shall be held by Bank of New York Mellon (the “Custodian”), which the Manager hereby represents has agreed to act as custodian for the Series. The custodian of the Fund may change from time to time. The Sub-Advisor shall at no time have custody or physical control of the assets in the Fund. In addition, the Sub-Advisor shall not be liable for any act or omission of the Custodian. The Sub-Advisor shall give instructions to the Custodian in writing or orally (at the discretion of the Custodian) and confirmed in writing as soon as practicable thereafter. The Manager shall instruct the Custodian to provide the Sub-Advisor with such periodic reports concerning the status of the Fund as the Sub-Advisor and the Manager may agree from time to time. The Manager shall provide the Sub-Advisor with a copy of the Fund’s agreement with the Custodian and any modification thereto and will notify the Sub-Advisor in advance of a change in the Custodian.

11. Amendment of this Agreement

No material amendment of this Agreement shall be effective until (i) approved by vote of (a) a majority of the
Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life
Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and (b) if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series, and (ii) such amendment is signed by both parties.

12. General Provisions

(a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b) Any notice under this Agreement shall be in writing (i) addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices or (ii)
delivered via electronic mail. Until further notice to the other party, it is agreed that the following shall be the correct notice addresses of the Manager and Sub-Advisor.

To the Manager:	Principal Financial Group
Des Moines, Iowa 50392-0200
Attention: Michael Finnegan
E-mail: finnegan.michael@principal.com

To the Sub-Advisor:	Guggenheim Investment Management, LLC
135 East 57th Street, 6th Floor
New York, NY 10022
Attention: Operations Team and Legal Team
E-mail: Kaitlin.trinh@guggenheimpartners.com

(c) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, with relation to the affairs of the Fund.

Guggenheim 5

(d)	The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for the
Sub-Advisor to perform its duties and responsibilities hereunder.

(e)	This Agreement contains the entire understanding and agreement of the parties.

(f)	This Agreement shall be governed by the laws of the State of Iowa, without regard to conflict of law principles, and each party consents to jurisdiction in the state and federal courts of Iowa.

(g)	The headings and sub-titles herein are for convenience only and shall not be read to have any substantive effect on the text of the agreement or rights and obligations of the parties hereto.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

By __________________________________________
Michael J. Beer, Executive Vice President and
Chief Operating Officer

GUGGENHEIM INVESTMENT MANAGEMENT, LLC

By________________________________________________
William Hagner, Managing Director

Guggenheim 6

APPENDIX A

Guggenheim Investment Management, LLC (“Guggenheim”) shall serve as an investment sub-advisor for the Series identified below. The Manager will pay Guggenheim, as full compensation for all services provided under this
Agreement, a fee, computed daily and paid monthly in arrears (upon receipt of an invoice from Guggenheim), at an annual rate as shown below of the Series’ average daily net assets measured on each day of each month , for which
Guggenheim provides investment advisory services.

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life
Insurance Company and any investment company sponsored by Principal Life Insurance Company to which
Guggenheim provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

Global Diversified Income Fund (the “Series”)
Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
All Assets	0.30%

Guggenheim 7

PRINCIPAL FUNDS, INC.
SUB-ADVISORY AGREEMENT
TORTOISE CAPITAL ADVISORS, LLC SUB-ADVISED FUNDS

AGREEMENT executed as of September 23, 2009, by and between PRINCIPAL MANAGEMENT CORPORATION, an
Iowa corporation (hereinafter called "the Manager"), and TORTOISE CAPITAL ADVISORS, L.L.C., a Delaware limited liability company (hereinafter called “the Sub-Advisor).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Fund of the Principal Funds, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended
(the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each series identified in Appendix A (
hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange
Commission;

(c)	The Fund's Articles of Incorporation and By-laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for
the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Advisor

The Sub-Advisor will:

(a) Provide investment advisory services, including but not limited to research, advice and supervision for the
Series.

(b) Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the
Fund consistent with the Series’ investment objective and policies.

Tortoise-1

(c)	Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager or the Board of Directors of the Fund and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws, the
requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)	Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the
Series.

(e)	Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Series, its compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 11(d) of this Agreement. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services it provides to the Series.

(f)	Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(g)	Upon request, provide assistance in the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

(h)	Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement.

(i)	Open accounts with broker-dealers (“broker-dealers”), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The
Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series. The Sub-Advisor will report on such allocations at the request of the
Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which the Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may cause the Series to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

Tortoise-2

(j) Maintain all accounts, books and records with respect to the Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisor’s Act of 1940
(the “Investment Advisor’s Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule
31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager.

(k) Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics. Sub-Advisor shall promptly forward to the
Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics.

(l) From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of the Series.

(m) Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Investment Advisers Act,
the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Sub-Advisor will advise Manager of any changes in Sub-Advisor’s managing directors within a reasonable time after any such change. Manager acknowledges receipt of Sub-Advisor’s
Form ADV more than 48 hours prior to the execution of this Agreement.

(n) Perform quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code and Section 817(h) of the Code, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 11(d) of this Agreement. The
Sub-Advisor shall notify the Manager immediately upon having a reasonable basis for believing that the
Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined that the Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Series back into compliance (to the extent possible)
within the time permitted under the Code.

(o) Have the responsibility and authority to vote proxies solicited by, or with respect to, the issuers of securities held in the Series. The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Advisor in its efforts to conduct the proxy voting process.

3.	Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life
Insurance Company regarding transactions for the Fund in securities or other assets.

4.	Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in Appendix A to this Agreement.

Tortoise-3

5.	Liability of Sub-Advisor

Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the
Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's duties under this Agreement or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement except for losses resulting from the Sub-Advisor’s willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor under this Agreement.

6.	Indemnification

The Manager agrees to indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses), (“Losses”)
howsoever arising, from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder, so long as the Sub-Advisor shall, after receipt of notice of any claim or commencement of any action, promptly notify the Manager in writing of the claim or commencement of such action. The Manager shall not be liable for any settlement of any claim or action effected without its written consent. Nothing contained herein shall require the Manager to indemnify the Sub-Advisor for Losses resulting from the Sub-Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

7.	Supplemental Arrangements

The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

8.	Regulation

The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

9.	Duration and Termination of This Agreement

This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of
Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the
Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or Sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with
Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the
Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment.
In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act
(particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

Tortoise-4

10. Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.

11. General Provisions

(a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be
Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be
Tortoise Capital Advisors, L.L.C., 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

(c) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

(d) The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for the
Sub-Advisor to perform its duties and responsibilities hereunder.

(e) This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

By ________________________________________________
Michael J. Beer, Executive Vice President and
Chief Operating Officer

TORTOISE CAPITAL ADVISORS, L.L.C.

By ________________________________________________
Kenneth P. Malvey, Managing Director

Tortoise-5

APPENDIX A

Tortoise Capital Advisors, L.L.C. (“Tortoise”) shall serve as an investment sub-advisor for the Series identified below.
The Manager will pay Tortoise, as full compensation for all services provided under this Agreement, a fee, computed daily and paid monthly, at an annual rate as shown below of the Series’ net assets as of the first day of each month allocated to Tortoise’s management.

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life
Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Tortoise provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

Global Diversified Income Fund
Sub-Advisor’s Fee as a Percentage of Average Daily Net Assets
First $25 million	1.00%
Next $25 million	0.85%
Next $25 million	0.75%
Assets of $75 million or more*	0.75%

* During any period when the Fund’s Average Daily Net Assets equal or exceed $75 million, Tortoise’s fee as a percentage of average daily net assets shall be 0.75% on all assets.

Tortoise-6